SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 20, 1999


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


         1-6366                                          05-0341324
(Commission File Number)                       (IRS Employer Identification No.)


                 One Federal Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 346-4000



          (Former name or former address, if changed since last report)

Item 5. Other Events.

        Pursuant  to  Form  8-K,  General   Instructions  F.  Registrant  hereby
        incorporates by reference the press release  attached  hereto as Exhibit
        99.


Item 7. Financial Statements and Other Exhibits.

        Exhibit No.       Description

        Exhibit 99 Press Release Reporting Fourth Quarter and Fiscal 1998 Earnings dated January 20, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Fleet has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                       FLEET FINANCIAL GROUP, INC.



                                       By: /s/Robert C. Lamb, Jr.
                                           -------------------------------------
                                              Robert C. Lamb, Jr.
                                              Controller
                                              Chief Accounting Officer


Date:  January 20, 1999